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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 21, 2003
(Date of earliest event reported)

Commission File No. 333-105940


                    Banc of America Mortgage Securities, Inc.
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      Delaware                                          36-4514369
(State of Incorporation)                    (I.R.S. Employer Identification No.)
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201 North Tryon Street, Charlotte, North Carolina,         28255
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     Address of principal executive offices              (Zip Code)


                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.


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ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                         Description
-----------                                         -----------
   (99)                                             Computational Materials
                                                    prepared by Banc of
                                                    America Securities LLC in
                                                    connection with Banc of
                                                    America Mortgage Securities,
                                                    Inc., Mortgage Pass-Through
                                                    Certificates, Series 2003-K.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BANC OF AMERICA MORTGAGE
                                                 SECURITIES, INC.


November 21, 2003

                                                 By: /s/ Judy Lowman
                                                     ------------------------
                                                     Name: Judy Lowman
                                                     Title:  Vice President

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                                INDEX TO EXHIBITS

                                                              Paper (P) or
Exhibit No.              Description                          Electronic (E)
-----------              -----------                          --------------

   (99)                  Computational Materials                    P
                         prepared by Banc of
                         America Securities
                         LLC in connection
                         with Banc of America
                         Mortgage Securities, Inc.,
                         Mortgage Pass-Through
                         Certificates, Series 2003-K.


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